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                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Amendment No. 1 on Form 10-K/A to the Annual Report of Winton Financial Corporation (the "Company") on Form 10-K for the fiscal year ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Bollin, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                  /s/ Robert L. Bollin
                                  ---------------------------------------
                                  Robert L. Bollin
                                  President (Chief Executive Officer)
October 5, 2004